UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 4, 2011

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Cross Country Healthcare, Inc.

 (Exact name of registrant as specified in its charter)

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Delaware	0-33169	13-4066229
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6551 Park of Commerce Blvd., N.W., Boca Raton, FL 33487

(Address of Principal Executive Office) (Zip Code)

(561) 998-2232

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02

Results of Operations and Financial Condition

(a)  On May 4, 2011, Cross Country Healthcare, Inc. (“the Company”) issued a press release announcing results for the quarter ended March 31, 2011, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K. This information is being furnished under Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.

Section 5 – Corporate Governance and Management

Item 5.07

Submission of Matters to a Vote of Security Holders

(a)

On May 3, 2011, the Company held its Annual Meeting of Stockholders (“Annual Meeting”).

(b)

The following items of business were voted upon by stockholders at the Annual Meeting:

(i) A proposal to elect the directors listed below for a one year term ending in 2012 and until their successors are duly elected and qualified was approved with the following vote:

Director	For	Against	Withheld	Broker Non-votes
Joseph A. Boshart	29,273,062	0	174,269	627,780
Emil Hensel	28,945,138	0	502,193	627,780
W. Larry Cash	28,868,315	0	579,016	627,780
Thomas C. Dircks	28,866,005	0	581,326	627,780
Gale Fitzgerald	29,334,256	0	113,075	627,780
Joseph Trunfio	28,868,315	0	579,016	627,780

(ii)

The appointment of Ernst & Young LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 was approved as follows:

For	Against	Abstentions	Broker Non-Votes
29,942,306	132,795	10	0

(iii)

The compensation of named executive officers was approved, on an advisory (non-binding) basis, by the votes set forth below:

For	Against	Abstentions	Broker Non-Votes
29,370,703	75,797	831	627,780

(iv)

The recommended frequency of advisory votes on executive compensation was every year, by the votes set forth below:

One Year	Two Years	Three Years	Abstentions
14,178,092	12,759,560	2,509,249	430

The Company’s Board of Directors has determined to implement an annual advisory vote on executive compensation.

Section 7 – Regulation FD

Item 7.01

Regulation FD Disclosure

Incorporated by reference is a press release issued by the Company on May 4, 2011, which is attached hereto as Exhibit 99.1.  This information is being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

99.1	Press Release issued by the Company on May 4, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CROSS COUNTRY HEALTHCARE, INC.

By:	/s/ EMIL HENSEL
Emil Hensel Chief Financial Officer

Dated:  May 5, 2011

LINKS

Item 2.02

Results of Operations and Financial Condition

Item 5.07

Submission of Matters to a Vote of Security Holders

Item 7.01

Regulation FD Disclosure

Item 9.01

Financial Statements and Exhibits